UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 29, 2012
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

(a), (b)
The Audit Committee of the Board of Directors (the “Audit Committee”) of EZCORP, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013.

As a result of this process, the Audit Committee selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013. On November 29, 2012, the Audit Committee dismissed BDO USA, LLP (“BDO”) from that role, and on December 3, 2012 the Audit Committee formalized its engagement of Deloitte.
BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended September 30, 2012 and September 30, 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of BDO on the effectiveness of the Company’s internal control over financial reporting as of September 30, 2012 and September 30, 2011 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended September 30, 2012 and September 30, 2011, and the subsequent interim period through November 29, 2012, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the financial statements for such fiscal years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided BDO with a copy of the disclosures it is making in this report. The Company requested that BDO furnish a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the statements made herein. A copy of BDO’s letter dated, December 3, 2012, is attached to this report as Exhibit 16.1.
During the fiscal years ended September 30, 2012 and September 30, 2011, and the subsequent interim period through December 3, 2012, neither the Company nor anyone acting on its behalf has consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (as those terms are defined in Item 304(a)(1) of Regulation S-K).
Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of BDO USA, LLP dated December 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date: December 4, 2012	By:	/s/ Jeffrey S. Byal
Jeffrey S. Byal,
Senior Vice President and
Chief Accounting Officer